UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 19, 2003

eRoomSystem Technologies, Inc.
(Exact name of Registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-31037	87-0540713
(Commission File Number)	(IRS Employee Identification No.)

3855 South 500 West, Suite A, Salt Lake City, UT	84115
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 316-3070

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD.

            On November 19, 2003, eRoomSystem Technologies, Inc. (the “Company”) submitted to the Securities and Exchange Commission the certification required by its chief executive officer and chief financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Company’s Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eRoomSystem Technologies, Inc. (Registrant)

Date: November 19, 2003	By:	/s/ David A. Gestetner

David A. Gestetner Chief Executive Officer and President